Harbor Funds

Supplement to Prospectus dated March 1, 2007 (as revised June 8, 2007) and

Statement of Additional Information dated March 1, 2007

Harbor Funds’ Board of Trustees, on behalf of Harbor Large Cap Value Fund, has appointed Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), a registered investment adviser, to serve as the Fund’s subadviser effective June 19, 2007. Cohen & Steers replaces Armstrong Shaw Associates Inc. (“Armstrong Shaw”) as the subadviser to the Harbor Large Cap Value Fund.

The appointment of Cohen & Steers as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Cohen & Steers from its own assets.

Cohen & Steers hereby replaces all references to Armstrong Shaw in this Prospectus and Statement of Additional Information, except for references to actual subadvisory fees paid to Armstrong Shaw.

The following replaces the information contained under the headings set forth below in the Risk/Return Summary for Harbor Large Cap Value Fund on pages 10 and 11 of the Prospectus:

Portfolio Manager

Richard E. Helm, CFA

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

Cohen & Steers has subadvised the Fund since June 19, 2007.

Investment Goal

Long-term total return.

Principal Style Characteristics

Large cap value stocks.

Principal Strategies and Investments

The fund invests primarily in equity securities, principally common and preferred stocks, of companies with market capitalizations that fall within the range of the Russell 1000® Value Index. As of April 30, 2007, the range of the Index was $1.3 billion to $454.7 billion, but it is expected to change frequently.

In general, the fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom up stock selection approach, employing fundamental and quantitative criteria to identify undervalued companies for investment. The subadviser focuses on those companies with sustainable cash flow and the ability to pay and grow dividends over time that the subadviser believes will deliver superior capital appreciation and income over the long term. The subadviser generally expects to hold a diversified portfolio of 60 to 80 companies.

The subadviser seeks to invest in companies that:

o	Maintain competitive positions within their industries
o	Have strong company management implementing a solid business model
o	Generate attractive and sustainable cash flow
o	Have a commitment to dividends and dividend growth
o	Trade at prices below their future valuation targets

Under normal market conditions, the subadviser expects to invest the portfolio across a number of sectors with no single sector comprising more than three times the Russell 1000® Value Index’s sector weighting or 40% of the total portfolio, whichever is lower. Under normal circumstances, the fund intends to invest substantially all, but must invest at least 80%

of its net assets, plus borrowings for investment purposes, in a diversified portfolio of large cap equity securities. The fund’s 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders. The fund may invest up to 20% of its total assets in foreign securities, which may include emerging markets.

Principal Risks

Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. These fluctuations are a result of

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Value style risk: Over time, a value oriented investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks proves to be incorrect.

Foreign securities risk: Prices of the Fund’s foreign securities may go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or the more limited availability of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the unhedged value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries.

Limited issuers risk: Because the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

The following table presents the past performance of a composite of one account managed by Cohen & Steers Capital Management (“Cohen & Steers”), which serves as the subadviser to Harbor Large Cap Value Fund. The Cohen & Steers U.S. Large Cap Value composite is comprised of all fee paying accounts under discretionary management by Cohen & Steers in Cohen & Steers’ U.S. large cap value investment strategy that have investment objectives, policies and strategies substantially similar to those of the Harbor Large Cap Value Fund. Except to the extent performance has been adjusted to reflect the operating costs of the Harbor Large Cap Value Fund, Cohen & Steers has prepared and presented the historical performance shown for the composite in accordance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Cohen & Steers in managing all large cap value portfolios, with investment objectives, policies and strategies substantially similar to those of the Harbor Large Cap Value Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional share class and the expense payable by the Retirement and Investor shares classes of Harbor Large Cap Value Fund for the fiscal year ended October 31, 2006 were used.

The historical performance of the U.S. Large Cap Value composite is not that of any of the Harbor Funds, including Harbor Large Cap Value Fund and is not necessarily indicative of any fund’s future results. Harbor Large Cap Value Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, certain of the accounts comprising the composite may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the composite, they may have had an adverse affect on the performance results of the composite.

COHEN & STEERS U.S. LARGE CAP VALUE COMPOSITE PERFORMANCE

	For the Periods Ended March 31, 2007:		For the Periods Ended December 31, 2006:
U.S. Large Cap Value Composite*	1 Year	Since Inception	1 Year	Since Inception
Composite net of all Institutional Class operating expenses	17.87%	15.71%	20.87%	17.46%
Composite net of all Retirement Class operating expenses	17.58	15.60	20.57	17.16
Composite net of all Investor Class operating expenses	17.40	15.24	20.39	16.99
Composite gross of all operating expenses	18.67	16.50	21.70	18.26
Russell 1000® Value Index	16.83	15.17	22.25	17.05

	For the Periods Ended December 31:
		2005		2006
Composite net of all Institutional Class operating expenses		3.91%		20.87%
Composite net of all Retirement Class operating expenses		3.81		20.57
Composite net of all Investor Class operating expenses		3.74		20.39
Composite gross of all operating expenses		4.21		21.70
Russell 1000® Value Index		2.24		22.25

*	This is not the performance of Harbor Large Cap Value Fund. As of March 31, 2007, the U.S. Large Cap Value composite was composed of 1 account, totaling approximately $71.1 million. As of December 31, 2006, the U.S. Large Cap Value composite was composed of 1 account, totaling approximately $50.9 million. The inception date of the composite is August 1, 2005, which reflects the date that the Fund’s portfolio manager began managing assets in this strategy for Cohen & Steers after commencing employment with Cohen & Steers.

Prior to commencing his employment with Cohen & Steers, the portfolio manager for the Harbor Large Cap Value Fund served as portfolio manager for WM Advisors, Inc., a registered investment adviser. WM Advisors, Inc. is not affiliated with Cohen & Steers. During that period, he was the portfolio manager for the WM Equity Income Fund, a registered open-end investment company (the “Prior Fund”), which was managed by the portfolio manager in substantially the same manner as he manages the Harbor Large Cap Value Fund. The following table presents the past performance of the Prior Fund for the period of time that the portfolio manager was solely responsible for management of the Fund. The Prior Fund had investment objectives, policies and strategies substantially similar to those of the Harbor Large Cap Value Fund. The performance shown for the Prior Fund is that of its Class A shares, which is the class of shares with a Rule 12b-1 fee of 25 basis points or less that had the highest total annual operating expense ratio. During that period, the Class A shares of the Prior Fund had a higher total annual expense ratio than the Institutional Class of shares of the Harbor Large Cap Value Fund, a lower total annual expense ratio than the Investor Class of shares of the Harbor Large Cap Value Fund and a similar total annual expense ratio to the Retirement Class of shares of the Harbor Large Cap Value Fund.

The portfolio manager was solely responsible for managing the Prior Fund beginning March 15, 2001 through July 29, 2005. The inception date for the performance period shown below is April 1, 2001, which is the first month end date following the portfolio manager taking sole responsibility for managing the Prior Fund. The performance period ends on July 29, 2005, which is the date the portfolio manager ceased managing the Prior Fund.

The historical performance of the Prior Fund is not that of any of the Harbor Funds, including Harbor Large Cap Value Fund, and is not necessarily indicative of any fund’s future results. Harbor Large Cap Value Fund’s actual performance may vary significantly from the past performance of the Prior Fund.

PRIOR FUND PERFORMANCE

	For the Periods Ended July 29, 2005:
Prior Fund*	1 Year	3 Years	Since Inception
Prior Fund performance (at net asset values)	22.22%	17.51%	10.39%
Russell 1000® Value Index	19.03%	15.76%	7.05%

	For the Periods Ended December 31:
	2002	2003	2004
Prior Fund performance (at net asset values)	-12.82	29.22	18.72
Russell 1000® Value Index	-15.52%	30.03%	16.49%

*	This is not the performance of Harbor Large Cap Value Fund. As of July 29, 2005, the Prior Fund was composed of approximately $2.3 billion in net assets. The performance period runs from April 1, 2001 through July 29, 2005. The total annual operating expenses for the Prior Fund for the fiscal years ended October 31, 2001, 2002, 2003 and 2004 were 0.96%, 0.97%, 0.95%, and 0.91%, respectively. The Harbor Large Cap Value Fund does not assess any sales loads.

The following replaces the information under the heading The Adviser and Subadvisers on page 33 of the Prospectus for the Harbor Large Cap Value Fund only:

PORTFOLIO MANAGER AND SUBADVISER	MANAGER SINCE	BUSINESS EXPERIENCE (PAST FIVE YEARS)

Large Cap Value

Richard E. Helm, CFA Cohen & Steers Capital Management, Inc. 280 Park Avenue 10th Floor New York, NY 10017	2007	Senior Vice President and head the large cap value portfolio management team, Cohen & Steers (since 2005); Senior Portfolio Manager, WM Advisors, Inc. (2001-2005); and Vice President and Senior Portfolio Manager, Northwestern Trust and Investors Advisory Company (1999-2001).

A discussion regarding the basis for the board of trustees approving the investment advisory agreements of the Fund will be available in the Fund’s annual report to shareholders dated October 31, 2007.

The following replaces the information under the heading The Subadvisers on page 37 of the Statement of Additional Information for the Harbor Large Cap Value Fund only:

Harbor Large Cap Value Fund. The Fund is subadvised by Cohen & Steers Capital Management, Inc. The Subadviser is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS”. Mr. Cohen and Mr. Steers are deemed “controlling persons” of the Subadviser on the basis of their ownership of stock in CNS.

Portfolio Manager

Other Accounts Managed

The portfolio manager who is primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of March 31, 2007: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
All Accounts	2	$370	1	$22	1	$7
Accounts where advisory fee is based on account performance (subset of above)	None	-0-	None	-0-	None	-0-

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Subadviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Subadviser strives to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Subadviser to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Compensation

Compensation Structure. Compensation of the portfolio manager and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of Cohen & Steers’ parent, Cohen & Steers, Inc. (“CNS”). Cohen & Steers’ investment professionals, including the portfolio manager, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers’ investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

Method to Determine Compensation. Cohen & Steers compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds and value-oriented benchmarks, such as the Russell 1000® Value Index and the S&P 500/Barra Value Index on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. Cohen & Steers seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Cohen & Steers participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Cohen & Steers’ portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

In addition, Mr. Helm and the investment team that is assembled in Seattle, Washington to manage large cap value portfolios are entitled to additional compensation based on a percentage of revenues, less allocated expenses, associated with fees paid to Cohen & Steers with respect to the large cap value portfolios.

Securities Ownership

As of October 31, 2006, Mr. Helm did not beneficially own any shares of Harbor Large Cap Value Fund. Cohen & Steers was appointed Subadviser on June 19, 2007 replacing the prior subadviser.

This supplement replaces, in its entirety, all prior supplements.

Effective June 15, 2007